United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 23, 2008

AMERICAN CARESOURCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33094	20-0428568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5429 Lyndon B. Johnson Freeway, Suite 700, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 308-6830

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition

On April 23, 2008, American CareSource Holdings, Inc. (the “Registrant”) issued a press release announcing its revenues for the first quarter ended March 31, 2008.  A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B-2 of Current Report on Form 8-K, the information in this Current Report on Form 8-K is furnished under Item 2.02 - “Results of Operations and Financial Condition.”  The information presented herein, included the exhibit attached hereto, shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

ITEM 9.01    Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired:

None.

(b)           Pro Forma Financial Information:

None.

(c)           Shell Company Transactions:

None.

(d)           Exhibits

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

99.1	Press release of Registrant dated April 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CARESOURCE HOLDINGS, INC.

Date: April 23, 2008	By:	/s/ Steven J. Armond
Steven J. Armond
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of Registrant dated April 23, 2008